Dear Fellow FMA Small Company Portfolio Shareholder:
I am pleased to announce that Fiduciary Management Associates, LLC (“FMA”) has entered into an agreement to reorganize the FMA Small Company Portfolio into the newly-created John Hancock Small Company Fund. Through its partnership with John Hancock, FMA will maintain the portfolio management responsibilities, as a subadviser, for the John Hancock Small Company Fund. John Hancock, a well respected mutual fund industry leader, will assist in all other operations of the John Hancock Small Company Fund, including the distribution of the Fund’s shares and the provision of transfer agency and administrative services.
IMPORTANTLY, THE PORTFOLIO MANAGEMENT TEAM AND THE JOHN HANCOCK SMALL COMPANY FUND’S INVESTMENT STRATEGIES ARE CONSISTENT WITH THOSE OF THE FMA SMALL COMPANY PORTFOLIO.
By approving the reorganization, shareholders will maintain FMA as the portfolio manager and gain:
•	John Hancock’s extensive experience in the mutual fund industry,

•	Greater potential to increase the John Hancock Small Company Fund’s asset size and realization of potential economies of scale, which can lower its overall fees,

•	Access to a world-class shareholder servicing platform and John Hancock’s broad family of mutual funds

•	Expense limitations for Fund shareholders, as further described in the enclosed proxy materials.
AFTER CAREFUL CONSIDERATION, THE FMA SMALL COMPANY PORTFOLIO’S BOARD OF TRUSTEES HAS APPROVED THIS REORGANIZATION, BELIEVING IT IS IN THE BEST INTEREST OF THE SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR. PLEASE TAKE THE TIME TO REVIEW THE ENCLOSED PROXY MATERIALS AND CAST YOUR VOTE.
You can vote via the phone, the internet at www.proxyvote.com or by completing the enclosed proxy card and returning it via mail. If you have any questions, please call 1-866-FMA-8333 and our shareholder services group will be happy to help you through the process.
Thank you for your attention to this very important matter. I appreciate your confidence in FMA and our investment team and look forward to continuing to manage your assets in the future.
Respectfully,
Kathryn A. Vorisek
Chief Investment Officer
FMA Small Cap Portfolio Manager

Helpful information for the shareholders of the
FMA Small Company Portfolio
Fiduciary Management Associates, LLC (“FMA”) is pleased to announce that it has entered into an agreement with John Hancock Investment Management Services, LLC (“JHIMS”) to reorganize the FMA Small Company Portfolio into the newly created John Hancock Small Company Fund, subject to approval by the Portfolio’s shareholders.
Same Investment Team, Investment Philosophy and Process
FMA’s current investment team, acting as subadviser, will manage the investments of the John Hancock Small Company Fund using the same investment philosophy and portfolio management process that FMA uses for the FMA Small Company Portfolio.
Why John Hancock?
By approving the reorganization, shareholders will retain FMA as the portfolio manager and gain:
»	John Hancock’s extensive experience in the mutual fund industry,

»	greater potential to increase the John Hancock Small Company Fund’s asset size and realization of potential economies of scale, which can lower its overall fees,

»	access to a world-class shareholder servicing platform and John Hancock’s broad family of mutual funds, and

»	expense limitations for shareholders, as further described in the proxy statement and the John Hancock Small Company Fund’s prospectus.
Shareholder approval is required to complete the transaction
You will be asked to approve the reorganization, no matter how large or small your holdings are in the FMA Small Company Portfolio. To approve the reorganization, more than 50% of the outstanding shares need to be voted, and of those 67% must be voted in favor. Your vote is extremely important to FMA and your fellow shareholders.
How does the current Board of Trustees view the proposal?
The FMA Small Company Portfolio is a series of The Advisors’ Inner Circle Fund. The Board of Trustees recommends that you vote FOR this proposal.
Watch Your Mailbox ...
FMA anticipates that proxy materials will be sent to you on or about October 13, 2009. Please read the upcoming proxy statement and prospectus that contains further explanation as well as important details about the reorganization. If you have questions, please call shareholder services at 1-866-FMA-8333 between 8:30 a.m. and 6:30 p.m. Eastern Time Monday through Friday.
FMA and John Hancock thank you for your time and prompt vote.

Frequently Asked Questions
Q.	How will I benefit from the reorganization to the John Hancock Small Company Fund?

Fund shareholders will benefit from the experience of John Hancock in the distribution of mutual funds through a broader range of channels than are currently available to the FMA Small Company Portfolio. With this comes greater potential to increase asset size and achieve important long-term economies of scale. Assuming the Fund realizes its potential for growth, certain administrative costs will be spread across the Fund’s larger asset base which may lower its overall fees.

Moreover, as a shareholder of the John Hancock Small Company Fund, you will have access to the additional shareholder services and investment options offered by the John Hancock Family of Funds while pursuing the same investment goals with FMA as the subadviser of the John Hancock Small Company Fund.

Q.	Who will manage the investments of the John Hancock Small Company Fund?

FMA’s current portfolio management team, led by Kathryn Vorisek and Leo Harmon, will continue to manage the portfolio as the subadviser, utilizing the same investment strategy that is currently in use for the FMA Small Company Portfolio.

Q.	What happens to my current investment in the FMA Small Company Portfolio?

Your FMA Small Company Portfolio fund shares will be exchanged for shares in the John Hancock Small Company Fund on or about December 11, 2009. If you are an Investor Class shareholder of the FMA Small Company Portfolio, your shares will be exchanged into Class A shares of the John Hancock Small Company Fund. As such, your expense ratio will be capped at its current level of 1.34% for a year from the exchange. Within the first year following the reorganization, you can exchange your Class A shares for Class ADV shares of the John Hancock Small Company Fund and maintain an expense ratio of 1.34% which will be capped for two years following the reorganization. If you are an Institutional Class shareholder of the FMA Small Company Portfolio, your shares will be exchanged into Class I shares of the John Hancock Small Company Fund. As such, shareholders of Class I shares will benefit from an expense cap of 1.11% for two years following the reorganization.

That means that, for all shareholders, the annual total expenses of the John Hancock Small Company Fund will be the same as, if not lower than those of the FMA Small Company Portfolio as explained in the forthcoming proxy statement and prospectus. Please read these materials carefully before submitting your ballot.

Q.	Why should I vote my proxy ballot?

Shareholder approval is required for the reorganization to take place; therefore your vote is extremely important. After you receive your proxy materials, please submit your vote promptly to help us avoid the need for additional mailings and increased costs. For your convenience, you may vote in any one of three ways: via telephone by calling the number listed on your proxy card; via mail by returning the proxy card; or via the Internet site listed on the proxy card. Please have your proxy card available when calling to vote by telephone or when using the Internet voting site.

Q.	Is this a taxable event?

The adoption is not expected to have any negative tax impact for federal income tax purposes.
FMA and John Hancock thank you for your time and prompt vote.

Helpful information for the shareholders of the
FMA Small Company Portfolio
FMA Small Company Portfolio Share Exchange

*	Based on the expenses for the twelve month period ended 4/30/09.

**	If you are an Investor Class shareholder of the FMA Small Company Portfolio, your shares will be exchanged into Class A shares of the John Hancock Small Company Fund. As such, your expense ratio will be capped at its current level of 1.34% for a year from the exchange. Within the first year following the reorganization, you can exchange your Class A shares for Class ADV shares of the John Hancock Small Company Fund and maintain an expense ratio of 1.34% which will be capped for two years following the reorganization.

***	If you are an Institutional Class shareholder of the FMA Small Company Portfolio, your shares will be exchanged into Class I shares of the John Hancock Small Company Fund. As such, shareholders of Class I shares will benefit from an expense cap of 1.11% for two years following the reorganization.
Timeline of Events
»	October 5, 2009 — FMA N-14 Prospectus/Proxy Statement filing is effective with the SEC

»	October 13, 2009 — Anticipated date Proxy Materials mailed to shareholders of record

»	December 9, 2009 — Anticipated date of FMA Fund Shareholders’ Meeting

»	December 11, 2009 — Anticipated date for Reorganization of FMA Small Company Portfolio into John Hancock Small Company Fund